                                                                   EXHIBIT 10.13


                        CONFIDENTIAL TREATMENT REQUESTED

         Confidential Portions Of This Agreement Which Have Been Redacted Are Marked With Brackets ([***]). The Omitted Material Has Been Filed Separately With The Securities And Exchange Commission.


                            PRODUCT SUPPLY AGREEMENT



         THIS PRODUCT SUPPLY AGREEMENT (the "Agreement") is entered into as of January 29, 1999 (the "Effective Date"), by and between AMERICAN HOME PRODUCTS CORPORATION, located at Five Giralda Farms, Madison, New Jersey 07940 (hereinafter "AHP"), and HORIZON PHARMACEUTICAL CORPORATION located at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076 (hereinafter "Horizon"). AHP and Horizon may each be referred to herein individually as a "Party" and collectively as the "Parties."

         WHEREAS, on January 29, 1999 Horizon and AHP entered into a license agreement concerning AHP's grant of a license to Horizon of AHP's interest in the Robinul(R) oral dosage form human pharmaceutical business in the United States, its territories and possessions (including the Commonwealth of Puerto
Rico); and

         WHEREAS, Horizon desires AHP to manufacture or have manufactured and supply to Horizon certain Robinul(R) products for sale by Horizon in the Territory (as such term is defined below) and AHP desires to manufacture or have manufactured and supply Horizon with such products on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual premises, covenants and conditions contained in this Agreement, the Parties agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         1.1      "ACCEPTABLE PRODUCT" shall have the meaning set forth in
                  Section 6.1 hereof.

         1.2 "AFFILIATE" shall mean, in the case of either Party, any corporation, joint venture, or other business entity which directly or indirectly controls, is controlled by, or is under common control with that Party. "Control", as used in this Section 1.2, shall mean having the power to direct, or cause the direction of, the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

         1.3 "BINDING QUARTERLY FORECAST" shall have the meaning set forth in Section 2.3.1.

         1.4      "CALENDAR QUARTER" shall mean the respective periods of three
                  (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

         1.5 "CERTIFICATE OF ANALYSIS" shall mean the certificate for each batch of Product delivered hereunder in the form contemplated by Section 2.6 of this Agreement.

         1.6 "CGMP" shall mean current good manufacturing practices of the FDA, including compliance with the FD&C Act, 21 C.F.R. parts 210 and 211 and all applicable FDA rules, regulations, policies and guidelines in effect at a given time.

         1.7 "COMMERCIALLY REASONABLE EFFORTS" shall mean efforts and resources normally used by a Party for a compound or product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors.

         1.8 "FDA" shall mean the United States Food and Drug Administration, and any successor thereto.

         1.9 "FD&C ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

         1.10 "FULLY ABSORBED COST" shall mean with respect to AHP's manufacture of the Product, the sum of AHP's standard unit costs of raw materials, direct labor and allocated overhead. The calculation of direct labor and allocated overhead costs will be consistent with AHP's then current cost accounting policies and procedures and in accordance with generally accepted accounting procedures.

         1.11 "KNOW-HOW" shall mean all proprietary technical and clinical information, data and know-how relating to the manufacture of the Product, whether or not patentable, owned or controlled, as of the Effective Date or acquired during the term of this Agreement, by AHP or its Affiliates (with the right to have or disclose). Know-How shall include, without limitation, all processes, formulas, discoveries and inventions whether relating to biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical safety, quality control and clinical data, including, without limitation, phase IV clinical study data. The term "Know-How", however, shall not include (i) any know-how, processes, information and data which is, as of the Effective Date or later becomes, generally available to the public or
                  (ii) any general manufacturing know-how not specific to the Product.

         1.12 "LICENSE AGREEMENT" shall mean the License Agreement between AHP and Horizon relating to, among other things, the grant by AHP to Horizon of an exclusive license pertaining to certain of AHP's Robinul(R) Products within the Territory which License Agreement was executed on January 29, 1999.

         1.13 "MATERIALS" shall mean any or all Substances, inactive ingredients, excipients, components, labels, packaging materials and other consumable materials used in the manufacture of the Products, provided, however, that Materials shall not include any equipment used in the manufacture of the Products.

         1.14     "MG." shall mean milligrams.

         1.15 "NDA" shall mean a New Drug Application as defined in the FD&C Act and applicable regulations thereunder, as amended from time to time.

         1.16 "PRODUCTS" shall mean the following compositions and dosage forms containing Substance in the following amounts and supplied to Horizon pursuant to this Agreement:

                           Product A                  (Robinul(R))
                           Tablets
                           Glycopyrrolate
                           1 mg.
                           Supplied in:               Bottles of 100

                           Product B                  (Robinul(R) Forte)
                           Tablets
                           Glycopyrrolate
                           2 mg.
                           Supplied in:               Bottles of 100

                           In addition, Products shall include 1 mg. Tablets (Product C) and 2 mg. Tablets (Product D) supplied in bulk but only for Horizon's requirements to self-package for sampling purposes.

                           It is understood by the Parties hereto that the Products are to (a) be substantially similar to those Products currently manufactured and marketed by AHP in the Territory, (b) comply with the Specifications and (c) be sold under the trademark Robinul(R).

         1.17 "REGULATORY APPROVALS" shall mean all (i) authorizations by the appropriate Regulatory Authorities which are required for the manufacture (other than manufacturing facility licenses, approvals or authorizations), marketing, promotion, pricing and sale of the Products in the Territory, and (ii) investigational new drug applications permitting the clinical study of the Product in the Territory, each of which are owned by AHP or its Affiliates.

         1.18 "REGULATORY AUTHORITY" shall mean any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in the Territory involved in the granting of Regulatory Approval for the Product, including, without limitation, the FDA.

         1.19 "SPECIFICATIONS" shall mean specifications for or concerning the manufacturing, testing, and packaging of Products as set forth in the Regulatory Approvals for the Product and in
                  Schedule 1.19 hereto, or as may be agreed upon by the Parties in writing from time to time.

         1.20     "SUBSTANCE" shall mean the chemical substance
                  3-[(cyclopentylhydroxy phenylacetyl)oxy]-1,
                  1-dimethylpyrrolidinium bromide, otherwise known as glycopyrrolate.

         1.21 "TERM" shall have the meaning set forth in Section 10.1 hereof.

         1.22 "TERRITORY" shall mean the United States, its territories and possessions (including the Commonwealth of Puerto Rico).

         1.23 "THIRD PARTY(IES) shall mean any person(s) or party(ies) other than Horizon, AHP or their respective Affiliates.

         1.24 "TRANSACTION AGREEMENTS" shall mean this Agreement and the License Agreement.

         1.25     "$" shall mean United States dollars.

2.       SUPPLY OF PRODUCTS.

         2.1 OBLIGATION TO SUPPLY. Subject to the provisions of this Agreement, during the Term of this Agreement, AHP shall manufacture or have manufactured for and supply to Horizon Products for sale by Horizon, its Affiliates or its permitted sublicensees in the Territory, and Horizon shall purchase from AHP its entire requirements of Products for sale in the Territory. All Products supplied under this Agreement are to be supplied in finished form, as specified in Horizon's purchase orders placed with AHP pursuant to Section 2.4 below.

         2.2      SUBCONTRACTING; ASSIGNMENT OF OBLIGATIONS.

                  2.2.1 RIGHT TO SUBCONTRACT OR ASSIGN. AHP may subcontract or assign any part of its manufacturing and supply obligations hereunder if it provides no less than six (6) months' written notice of its intent to do so to Horizon, subject to Horizon's prior right to take over such manufacturing and supply obligations. AHP and Horizon agree that, prior to transfer of manufacturing obligations to such subcontractor or assignee, such subcontractor or assignee must (i) have an FDA approved facility for the manufacture of Product and a supplement to the Regulatory Approvals permitting the manufacture of Product in such facilities must be approved by the FDA, and (ii) must agree in writing to comply with the obligations set forth in this Agreement. AHP shall assist in the qualification of such third party manufacturers or Horizon; provided, however, that AHP's assistance shall be limited to providing reasonable technical assistance not to exceed 30 man-days and the delivery of the following documentation: Batch records for both strengths of the Product, copies of change control history, all method validations (including new HPLC methods), active ingredient specification sheets, raw material test procedures, copies of process and cleaning validations, and a copy of the Product dossier made available to Horizon during the due diligence process. AHP shall notify Horizon or obtain Horizon's consent with respect to its purchase of Materials from qualified Third Parties for use in its manufacture of Product hereunder.

                  2.2.2 COSTS. In the event that (i) during the Term of this Agreement AHP subcontracts or assigns its manufacturing and supply obligations to a Third Party pursuant to Horizon's request or (ii) Horizon assumes, either directly or through a Third Party, the responsibilities for manufacturing and supplying Product during the Term of this Agreement as permitted under Section 2.2.1 hereof, Horizon shall pay the out-of-pocket expenses incurred by either Party in transferring such manufacturing and supply responsibilities.

         2.3      FORECASTS

                  2.3.1 ROLLING FORECASTS. Throughout the term of this Agreement, Horizon shall provide AHP with a rolling one (1) year forecast of its expected purchases of each Product, the mechanism for which shall be as follows:

                  (i) On or before the Effective Date, Horizon shall have provided AHP with a written forecast of its expected purchases of each of the Products for the period extending three (3) Calendar Quarters beyond the Calendar Quarter containing the Effective Date. Subject to Section 2.3.2, the forecast for this period, excluding the last two (2) Calendar Quarters, shall be binding upon Horizon.

                  (ii) Beginning on the date of the first Calendar Quarter following the Effective Date and then on or prior to the first day of each subsequent Calendar Quarter, Horizon shall provide AHP with an update to its previously submitted forecast of its expected purchases of each of the Products. Such update shall consist of a repetition of the previously forecasted three (3) Calendar Quarters along with a newly introduced forecast for the Calendar Quarter subsequent to the last Calendar Quarter previously forecasted, provided, however, that the quantity forecasted for each Product for any Calendar Quarter shall not, without AHP's prior written consent, be more than one hundred twenty-five percent (125%) of the quantity forecasted for such Product for the immediately preceding Calendar Quarter. Subject to
                           Section 2.3.2, the forecast for this period, excluding the last two (2) Calendar Quarters, shall be binding upon Horizon.

                  (iii) Under each of Sections 2.3.1(i) and 2.3.1(ii) above, the forecast for those quarters which is binding upon Horizon shall be a "Binding Quarterly Forecast."

                  2.3.2 QUANTITY LIMITATIONS. The quantity of each Product ordered by Horizon to be supplied by AHP in accordance with such orders in any Calendar Quarter shall not be less than seventy-five percent (75%) of the quantity of such Product specified in the most recent Binding Quarterly Forecast applicable to such Calendar Quarter. Additionally, AHP shall not be obligated to supply that quantity of any Product in any Calendar Quarter that is more than one hundred twenty-five percent (125%) of the quantity of such Product specified for the most recent Binding Quarterly Forecast applicable to such Calendar Quarter, but shall use its Commercially Reasonable Efforts to meet requirements in excess of such quantity. AHP shall provide sixty (60) days' written notice to Horizon in the event AHP determines that it cannot fill an order.

         2.4      PURCHASE ORDERS

                  2.4.1 SUBMISSION OF PURCHASE ORDERS. From time to time, Horizon shall place purchase orders with AHP, in a format agreed upon by the Parties, for each of the Products specifying the quantities of the Products desired, and the place(s) to which and the manner and dates by which delivery is to be made; said delivery dates to be no earlier than one hundred twenty (120) calendar days after the purchase order date. All purchase orders shall be sent by Horizon to the attention of the following employee of AHP or as otherwise instructed by AHP.

                           Wyeth-Ayerst Pharmaceuticals
                                    P.O. Box 861
                                    Paoli, PA  19301
                                    Attn:   Mr. Tom Higgins,
                                            Finished Stock Requirements Division
                                    FAX:  (610) 651-3659

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED

                           Purchase orders made in accordance with the provisions of this Article 2 shall be deemed to be accepted by AHP if AHP has not rejected said purchase orders within ten (10) business days of receipt of the same, provided, however, that AHP shall not reject any purchase order specifying quantities within the quantity limitations set forth in Section 2.3.2 hereof and which purchase orders are otherwise in accordance with the provisions of this Article 2. To the extent the terms of any purchase order or acknowledgment thereof are inconsistent with the terms of this Agreement, the terms of this Agreement shall control.

                  2.4.2 SIZE OF ORDERS. All purchase orders for each Product placed by Horizon shall be whole number multiples of the production batch sizes used by AHP. These are set forth below (or as mutually agreed in writing by the Parties):

                                    Product                   Batch Size - Expected Yield

                                    Products A and C
                                    1 mg. tablets                      [***] tablets

                                    Products B and D
                                    2 mg. tablets                      [***] tablets

         2.5 DELIVERY. AHP shall execute all accepted purchase orders consistent with this Agreement by delivery ex works to Horizon's designated carrier at AHP's manufacturing or distribution facility of all ordered quantities of the Products no later than the delivery dates provided in Horizon's purchase orders. Title and risk of loss will pass to Horizon when each order of Products is delivered to the designated carrier of Horizon at AHP's manufacturing or distribution facility.

         2.6 SPECIFICATIONS; CERTIFICATE OF ANALYSIS. As of the time of such delivery by AHP, each batch of the Products will conform to the Specifications. AHP shall perform release testing in a manner consistent with testing methods agreed upon by the Parties. AHP shall provide to Horizon a Certificate of Analysis with each shipment of the Products to Horizon or its designated recipient stating that the Products conform to the Specifications and meet release specifications. The Certificate of Analysis shall be in a format agreed upon by the Parties and, if required under cGMP, such Certificate of Analysis shall include the Specifications and the results of release testing conducted by AHP on such Products. Upon Horizon's written request, AHP will also provide Horizon with a copy of the manufacturing and controls information for the applicable batch(es) delivered.

         2.7 LABELING. Within thirty (30) days after the Effective Date, Horizon, at its own expense, will provide AHP with Horizon's new labeling for the Product (including a new NDC number for each Product) bearing Horizon's corporate name and trade dress. If such labeling is changed in any manner other than a new NDC number and Horizon's corporate name and tradedress, such labeling shall be subject to the approval of AHP, which approval will not be unreasonably withheld. AHP agrees to either approve or disapprove such labeling within thirty (30) business days of AHP's receipt thereof from Horizon. AHP, at Horizon's expense, will print, either directly or through a Third Party, labels and other printed material to be included as part of the finished Product. Product manufactured by AHP after AHP's receipt and approval of Horizon's new labeling for the Product, shall bear such new labeling, provided, however, that AHP shall have no responsibility with respect to the content of such labeling, provided the content of the labeling printed by AHP is the same as the content of the labeling provided by Horizon. Horizon shall reimburse AHP for all reasonable costs incurred (on a Fully-Absorbed Cost basis) by AHP in making modifications to labeling, branding or imprinting, packaging and/or manufacturing processes to accommodate Horizon's new labeling or to accommodate any other changes requested by Horizon. Such reimbursement shall be made pursuant to invoices submitted by AHP to Horizon, which invoices shall be payable within thirty (30) days after Horizon's receipt thereof. In addition, should such new labeling result in any increase in AHP's cost of manufacturing the Product hereunder, the purchase price for such Product as calculated under Section
                  5.1 hereof, shall be increased by such additional costs. Notwithstanding the foregoing, AHP may supply Horizon with Product bearing AHP's labeling if such Product was manufactured and labeled prior to the Closing, it being agreed that Product manufactured from and after the Closing shall bear (i) AHP's label, or (ii) Horizon's new label.

         2.8 PURCHASE OF RESIDUAL INVENTORIES. Upon expiration or upon termination of this Agreement by AHP, upon AHP's request Horizon shall purchase from AHP (i) reasonable quantities of AHP's residual inventories of Products having not less than twelve months' remaining dating at the then current purchase price as determined in accordance with Section 5.1 hereof, and (ii) reasonable quantities of AHP's residual inventories of Product specific Materials, including, without limitation, all labels and other Product specific packaging materials, but excluding all stocks of Substance and Materials used for the manufacture of Substance, at AHP's Fully Absorbed Cost for such Materials.

         2.9 INITIAL DELIVERY. AHP agrees to provide initial delivery of Products, subject to the timely receipt of an appropriate purchase order from Horizon in accordance with this Article 2, on or before Closing in accordance with procedures and terms to be set forth in the Systems Transfer documents developed by the Parties pursuant to Section 3.2 of the License Agreement.

3.       MANUFACTURE OF PRODUCTS.

         3.1 MANUFACTURE OF PRODUCT. AHP agrees to manufacture and supply the Products in accordance with (i) the Specifications, (ii) the applicable Regulatory Approvals, as may be amended from time to time, and (iii) cGMP requirements, and all other applicable laws, rules and regulations. If

                           (a) upon Horizon's request the Parties mutually agree to change part or all of the Product manufacturing process, or

                           (b)      any Product specific change in the
                                    applicable Regulatory Approvals (other than a change included under clause (a) above), applicable laws, rules or regulations requires a change in the Product manufacturing process

                  Horizon shall reimburse AHP for all Fully Absorbed Costs incurred by AHP in connection with making such changes in the Product manufacturing process. Additionally, if either making any such change in the Product manufacturing process or any Product specific change in the applicable Regulatory Approvals, applicable laws, rules or regulations requires AHP to conduct development, testing or other activities (e.g., process development, stability testing, validation of new specifications, etc...) (collectively referred to as "Activities") in addition to those activities AHP conducted or is required to conduct in its manufacture of the Product immediately prior to such change in either the Product manufacturing process or the Product specific applicable Regulatory Approvals, applicable laws, rules or regulations being implemented, Horizon shall reimburse AHP for all Fully Absorbed Costs incurred by AHP in connection therewith. In addition to the foregoing, in the event that the Product manufacturing process is changed or AHP is required to conduct Activities in accordance with this Section 3.1, the purchase price for Product, other than for Product already manufactured and in inventory, shall be increased in an amount equivalent to the increase in AHP's manufacturing cost for Product, which increase shall be effective immediately upon AHP becoming aware of any proposed changes in the Regulatory Approvals, applicable laws, rules or regulations which requires either (i) a change in the Product manufacturing process or (ii) to AHP to conduct Activities, it will promptly notify Horizon and will consult with Horizon regarding the proposed changes and Activities, and will obtain Horizon's written consent prior to implementing the Activities and the changes, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that Horizon requests changes in the manufacturing process, AHP shall not be obligated to make such change or conduct any Activities with respect thereto unless the parties mutually agree to make such change in the Product manufacturing process.

         3.2 PROCUREMENT OF MATERIALS. AHP shall use its Commercially Reasonable Efforts to timely procure all Materials necessary for the production of the Products. Title to all such Materials shall reside in AHP. Notwithstanding the foregoing, AHP's obligation to supply Horizon with Product hereunder is subject to AHP's ability to obtain from Third Parties Materials in sufficient quantities to meet Horizon's and AHP's requirements for the manufacture of Products. AHP may, during any period of shortage of any Materials, prorate its supply of such Materials between Horizon and AHP's other uses (e.g., for sales of Products outside of the Territory or use in products other than Products) according to the relative quantities purchased/used by each during the immediately preceding twelve (12) months (or such shorter period of time that AHP has actually been supplying Product to Horizon hereunder if such shortage of Materials occurs prior to the first anniversary of the Effective Date) without regard to price. AHP shall use Commercially Reasonable Efforts to avoid entirely any such shortage or, if avoidance is not possible, to limit such period and amount and shall promptly inform Horizon if it becomes aware of any potential shortage. In the event that, after May 30, 1999, AHP is unable to supply the lesser of seventy-five percent (75%) of (i) the average number of bottles of Product A and Product B sold by Horizon for the previous three full calendar months ("Sale Minimums"), or (ii) 7,600 bottles of Product A and 2,650 bottles of Product B ("Bottle Minimums") for a period greater than thirty (30) days, then, provided the shortage has not been resolved prior to the next License Fee payment date, Horizon may reduce or suspend the payment of the amounts otherwise due and payable under Section 4.1 of the License Agreement until AHP is again able to supply Horizon such quantities of Products based on the schedule set forth in Table I below, provided, that in no event shall Horizon reduce or suspend such payments more than two consecutive calendar quarters nor more than three calendar quarters during the eight calendar quarter period specified in Section 4.1(ii) of the License Agreement.

                                    TABLE I

                           AMOUNT OF
                        PRODUCTS SUPPLIED                               PAYMENT REDUCTION
                        -----------------                               -----------------
                        less than 75% but 50%
                        or more of Sale Minimums or                            50%
                        Bottle Minimums, as applicable

                        less than 50% but 25% or more                          75%

                        less than 25%                                    full suspension

         3.3 REGULATORY FILINGS. Horizon shall provide to AHP copies of all annual reports to the FDA.

         3.4 COMPLIANCE WITH LAWS AND REGULATIONS. While the Products are in its possession or under its control, AHP shall comply with all applicable federal, state and local statutory and regulatory requirements regarding the manufacture, packaging, handling and storage of the Products.

         3.5 PRODUCT COMPLAINTS. Horizon shall be solely responsible for interacting with the public with respect to complaints regarding Product quality. With respect to any such complaints, each Party shall have the responsibility for promptly conducting an investigation of any activities conducted by it under the Transaction Agreements which may be relevant to the complaint and each Party shall promptly report the results of such investigation to the other Party. The Parties shall cooperate in any investigation by the other Party of each such complaint which involves the Parties' duties under this Agreement.

4.       TECHNOLOGY TRANSFER.

         4.1 TRANSFER OF PRODUCT MANUFACTURING KNOW-HOW. As soon as practicable after Horizon's request, and only if Horizon has complied with all of its obligations under the Transaction Agreements including, without limitation, the payment of all fees and payments that become due and payable prior to such time, AHP shall furnish Horizon with one copy of the Know-How, including all technical, manufacturing and AHP's other written information, including but not limited to process sheets, raw material and process specifications, manuals, vendors lists, and other writings specifically relating to the Products, which are currently used by AHP, its Affiliates or sub-contractors to manufacture or have manufactured Products according to the methods used by AHP or its Affiliates or subcontractors. AHP agrees that Horizon, its Affiliates or its permitted sublicensees, may use all Know-How listed in the preceding sentence for the manufacture of Products for sale in the Territory.

                                          [***]-CONFIDENTIAL TREATMENT REQUESTED


         4.2 TRAINING. In connection with the transfer of information described in Section 4.1, AHP shall permit a reasonable number of Horizon's technically skilled personnel and consultants designated by Horizon (with travel and living expenses paid by Horizon) to make one or more visits to such facilities of AHP or its Affiliates as may be engaged in the manufacture of Products for up to an aggregate of thirty (30) man-days in order to inspect and be instructed in all manufacturing techniques and procedures used by AHP, its Affiliates or subcontractors in the manufacture of Products.

         4.3 HORIZON'S USE OF KNOW-HOW. Horizon agrees that it shall use all Know-How provided to Horizon by or on behalf of AHP, its Affiliates or subcontractors pursuant to the Transaction Agreements for the sole purpose of making, using and/or selling the Products only in the Territory and shall not use or permit any Third Party to use such Know-How for the purpose of making Products for sale outside the Territory or for use as veterinary pharmaceutical products within or outside of the Territory. In the event, due to Horizon's failure to comply with any provision of the Transaction Agreements, such Know-How is used for the purpose of making Products for either sale outside the Territory or sale as veterinary pharmaceutical products within or outside of the Territory during such time period, Horizon shall immediately cease such use and/or sale and take such action as may be necessary to prevent a Third Party from using such Know-How for the purpose of making Products for sale outside the Territory and/or for sale as veterinary pharmaceutical products within or outside the Territory. The provisions of this Section shall not limit any other remedy AHP has on account of the use of such Know-How for the purpose of making Products for sale outside the Territory or for sale as veterinary pharmaceutical products within or outside the Territory.

5.       PURCHASE PRICE.

         5.1 PRICE. Horizon shall purchase from AHP and AHP shall sell to Horizon Products at the purchase prices set forth in Schedule
                  5.1 hereof, which purchase prices shall be increased once each year by [****]

         5.2 FREIGHT, INSURANCE AND TAXES. Horizon shall pay all actual freight, insurance and government sales tax imposed on purchasers for resale, and duties and other fees (except tax on income to AHP) incurred in connection with the sale and shipment of the Products to Horizon.

         5.3 PAYMENT. Payments to AHP for the purchase price of delivered Products (as well as any other payment due from Horizon to AHP under this Agreement) shall be made by Horizon within thirty (30) days after the date of invoice, except as to Product orders which are rejected by Horizon in accordance with the procedures recited in Article 6, or which the Parties dispute are in conformance with the Specifications. In the event Product is rejected by Horizon, but is determined to be Acceptable Product pursuant to Section 6.2 hereof, the payment for such Product shall be due and payable within ten (10) days after the determination with respect to such Product is made in accordance with Section 6.2 hereof.

         5.4 MAINTENANCE OF RECORDS; AUDITS. AHP shall keep complete records of AHP's Fully Absorbed Costs for the manufacture and supply of Products hereunder, and shall permit an independent certified public accountant selected by Horizon and reasonably acceptable to AHP, at Horizon's expense, at the time of (a) any price adjustment under Section 5.1, or (b) request by AHP for reimbursement of costs incurred under Sections 2.7 and 3.1 hereof, but, in any event, no more than once per year, to inspect and review such records during normal business hours and upon reasonable prior notice, in order to verify or determine such costs and whether an increase in such costs has occurred. The independent certified public accountant may not disclose to Horizon specific manufacturing cost breakdowns, but only whether or not the increase in AHP's Fully Absorbed Cost reported by AHP are correct. Horizon shall bear the costs and fees associated with such inspections and reviews unless it is determined by the independent certified public accountant that such price adjustment was unjustified (in excess of five percent (5%) more than the price increase determined by the independent certified public accountant to be justified), in which case AHP shall bear the costs and fees of such audit and shall promptly refund to Horizon any overpayments made by Horizon because of such unjustified price adjustment.

6.       INSPECTION OF PRODUCT.

         6.1 INSPECTION; REJECTION OF PRODUCT. Horizon shall analyze representative samples of each lot of Product delivered to Horizon for purposes of determining whether the same meets the Specifications and was manufactured in accordance with the NDA and cGMP ("Acceptable Product") and, if performed, will do so within thirty (30) days from the date of delivery of such Products to Horizon's carrier. Horizon shall notify AHP in writing within said thirty (30) days of any of the Product or portion thereof, which Horizon is rejecting because it is not Acceptable Product. If Horizon fails to notify AHP that it is rejecting a lot of Product within such thirty (30) day period, such lot of Product shall be deemed to be Acceptable Product. In the event of a recall of Product, Section 9.1 hereof shall govern.

         6.2 THIRD PARTY ANALYSIS. If AHP, after good faith consultation with Horizon, disputes any finding by Horizon that Product is not Acceptable Product, representative samples of such Product shall be forwarded to a Third Party jointly selected by AHP and Horizon, in their reasonable discretion, for analysis, which analysis shall be performed in compliance with applicable FDA regulations for retesting of pharmaceutical products. The findings of such Third Party regarding whether the Product was Acceptable Product shall be binding upon the Parties. The cost of such analysis by such Third Party shall be borne by the Party whose findings differed from those generated by such Third Party.

         6.3 REPLACEMENT OF PRODUCT. AHP shall replace any Product order, or portion thereof, which is not Acceptable Product (unless such non-conformance is due to any negligent or wrongful act or omission by Horizon or its agents or subcontractors), at its cost and expense, including shipping costs.

         6.4 DISPOSITION OF REJECTED PRODUCT. AHP shall instruct Horizon as to the disposition of any Product order or portion thereof determined not to be Acceptable Product. At the sole option of AHP, said Product may be returned to AHP, at AHP's expense including shipping costs, or destroyed in an environmentally acceptable manner, at AHP's expense.

7.       INSPECTION AND ACCESS TO FACILITY AND RECORDS.

         7.1 INSPECTION BY REGULATORY AUTHORITIES. Upon the request of the FDA or other regulatory agency, such agency shall have access to observe and inspect AHP's or its Affiliates' facilities and procedures used for the manufacture, testing or warehousing of the Products and to audit such facilities for compliance with cGMP and/or other applicable regulatory standards.

         7.2 NOTIFICATION OF INQUIRIES AND INSPECTIONS. AHP also agrees to notify Horizon within ten (10) business days or such shorter time as may be required by the notification of the inspection, of any written or oral inquiries, notifications or inspection activity by the FDA or other regulatory agency in regard to any Product. AHP shall permit not more than two
                  (2) Horizon representatives to attend any such inspections, and shall provide a reasonable description of any such governmental inquiries, notifications or inspections promptly after such visit or inquiry. AHP shall furnish to Horizon (i) within ten (10) business days after receipt, any report or correspondence issued by the FDA or other governmental agency in connection with such visit or inquiry, including but not limited to, any FDA Form 483 (List of Inspectional Observations) or applicable portions of any FDA Warning Letters which pertain to the Products in the Territory and
                  (ii) not later than ten (10) business days prior to the time it provides to the FDA or other regulatory agency, copies of proposed responses or explanations relating to items set forth above (each, a "Proposed Response"), in each case redacted of trade secrets or other confidential or proprietary information of AHP that are unrelated to the obligations under this Agreement or are unrelated to the Products. AHP shall discuss with Horizon and consider in good faith any comments provided by Horizon on the Proposed Response. After the filing of a response with the FDA or other regulatory agency, AHP will notify Horizon of any further contacts with such agency relating to the subject matter of the response.

         7.3 INSPECTION BY HORIZON. AHP shall permit Horizon to inspect once annually that portion of the AHP facility where Product is manufactured and review such Product documents as is reasonably necessary for the purpose of assessing AHP's compliance with applicable regulations. Such inspection and document review shall be conducted upon reasonable prior notice by Horizon, but not less than thirty (30) days prior to the proposed inspection, at a time and date mutually agreeable to the Parties. In addition, in the event Horizon has received two or more shipments of Product determined not to be Acceptable Product pursuant to the procedures of
                  Article VI hereof within a single Calendar Quarter, Horizon shall be permitted to conduct an additional such inspection to help determine the reason(s) for delivery of such non-Accepted Product.

8.       WARRANTIES AND INDEMNITIES.

         8.1 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. As of the Effective Date, each of Horizon and AHP hereby represents, warrants and covenants to the other Party hereto a follows:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

                  (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and do not require any shareholder action or approval;

                  (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property;
                           (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

                  (e) it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement.

         8.2 REPRESENTATIONS AND WARRANTIES OF AHP. In addition to the representations and warranties made by AHP in Section 8.1 hereof, AHP hereby represents and warrants to Horizon as follows:

                  (a) that all Products supplied hereunder conform to the Specifications, will be (and with respect to the initial delivery of Product to Horizon hereunder, were) manufactured in accordance with the applicable Regulatory Approvals and cGMP, and, subject to
                           Section 2.7 hereof, will not be (and, with respect to the initial delivery of Product to Horizon hereunder, were not) adulterated or misbranded while in AHP's possession; and

                  (b) that it has not and will not use in any capacity the services of any persons debarred under 21 U.S.C. ss.335(a) or 335(b) in connection with the manufacture of the Products.

         8.3 COVENANTS OF HORIZON. In addition to the representations and warranties made by Horizon in Section 8.1 hereof and the covenants made by Horizon elsewhere in this Agreement, Horizon hereby covenants to AHP that it shall not sell the Products manufactured by AHP hereunder in countries other than those within the Territory and that it shall not sell such Products for veterinary use within or outside the Territory. Horizon further covenants that it shall not sell such

                  Products to any Third Party which Horizon has reason to believe might sell the Products in countries other than those within the Territory. In the case of any such Third Party sales, Horizon shall exercise its Commercially Reasonable Efforts, consistent with applicable law, to gain a cessation of such Third Party sales of Products within such countries, including, to the extent possible, terminating its sales of Product to such Third Party.

         8.4 NO OTHER WARRANTIES. EXCEPT FOR THE WARRANTIES EXPRESSLY MADE BY AHP IN SECTIONS 8.1 AND 8.2 HEREOF, AHP MAKES NO OTHER REPRESENTATION OR WARRANTIES, EITHER EXPRESS OR IMPLIED (WHETHER WRITTEN OR ORAL), INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCTS OR AHP'S OBLIGATIONS HEREUNDER. ADDITIONALLY, EXCEPT FOR THE WARRANTIES MADE BY HORIZON IN THIS AGREEMENT, HORIZON MAKES NO OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED (WHETHER WRITTEN OR ORAL) WITH RESPECT TO HORIZON'S OBLIGATIONS HEREUNDER.

         8.5 INDEMNIFICATION BY AHP. AHP shall indemnify, defend and hold harmless Horizon, its Affiliates and their respective officers, directors, shareholders, employees, agents and representatives (each a "Horizon Indemnified Party") from any claims, losses, liabilities, costs, expenses (including reasonable attorney's fees) and damages to Third Parties, including any related to property or personal injury (each a "Liability") which the Horizon Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (a) the breach by AHP of any representation or warranty contained in this Agreement; (b) any violation by AHP of any applicable federal, state or local regulation, statute or order in the manufacture and packaging of Products arising out of AHP's duties under this Agreement which is not attributable to printed materials provided by Horizon; or (c) any negligent act or omission by AHP or its affiliates in carrying out its obligations under this Agreement. Notwithstanding the foregoing, AHP shall have no obligations to defend, indemnify or hold harmless any Horizon Indemnified Party for any Liability that results from the negligence or intentional misconduct of Horizon, its Affiliates, or any of its permitted sublicensees or any of their respective officers, directors, employees, agents, consultants or representatives.

         8.6 INDEMNIFICATION BY HORIZON. Horizon shall indemnify, defend and hold harmless AHP and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, an "AHP Indemnified Party") from and against any Liability which the AHP Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (a) the breach by Horizon of any representation or warranty contained in this Agreement; (b) materials or promotional claims (except to the extent that AHP has previously reviewed and approved the specific material or promotional claim under Section 8.2 of the License Agreement), (c) the manufacture, packaging, promotion, distribution, testing, use, marketing, sale or other disposition of Products by Horizon, its Affiliates, its permitted sublicensees or their respective subcontractors; or
                  (d) the use of the Trademark by Horizon, its Affiliates, its permitted sublicensees or their respective subcontractors. Notwithstanding the foregoing, Horizon shall have no obligations to indemnify, defend, or hold harmless any AHP Indemnified Party for any Liability that results from the international misconduct or negligence of AHP, its Affiliates, its permitted sublicensees or any of their respective employees, officers, directors or agents, consultants or representatives.

         8.7 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 8.5 and 8.6 are conditioned upon the delivery of written notice to the indemnifying Party of any potential Liability promptly after the indemnified Party becomes aware of such potential Liability. The indemnifying Party shall have the right to assume the defense of any suit or claim relating to the Liability if it has assumed responsibility for the suit or claim in writing; however, if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

         8.8 SETTLEMENTS. Neither Party may settle a claim or action related to a Liability without the consent of the other Party, if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other Party's rights under this Agreement. Except as otherwise expressly set forth in this Article 8, any payment made by a Party to settle any such claim or action shall be at its own cost and expense.

         8.9 LIMITATION OF LIABILITY. With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for, punitive, exemplary or consequential damages. The limitations set forth in this Section 8.9 shall not apply with respect to the obligations of either Party to indemnify the other under Sections 8.5 or 8.6 hereof in connection with a Liability to a third party.

         8.10 INSURANCE. Horizon shall obtain and maintain at all times during the term of this Agreement Commercial General Liability Insurance, including Products Liability, with limits of liability of not less than Five Million Dollars ($5,000,000) per occurrence and Ten Million Dollars ($10,000,000) in the aggregate. Horizon shall provide AHP with a Certificate of Insurance evidencing this coverage within thirty (30) days of the Effective Date. Such insurance policy shall name AHP as an additional insured and Horizon shall use its Commercially Reasonable Efforts to ensure such insurance policy contains a provision requiring ten (10) day advance notification to AHP in the event of its cancellation or termination. AHP shall maintain self insurance and/or insurance obtained from Third Party insurers in amounts sufficient to cover its obligations under Section 8.5. Upon Horizon's written request, AHP shall provide Horizon with evidence of such insurance coverage.

9.       RECALLS.

         9.1 PRODUCT RECALLS. In the event of an actual or threatened recall of any Product required or recommended by a governmental agency or authority of competent jurisdiction within the Territory or if recall of any Product is (i) reasonably deemed advisable by AHP or by Horizon, or (ii) jointly deemed advisable by AHP and Horizon, such recall shall be promptly implemented and administered by Horizon in a manner which is appropriate and reasonable under the circumstances and in conformity with accepted trade practices. In the event that a recall is caused because, due to negligent acts or omissions of AHP, its Affiliates or subcontractors, Product supplied by AHP to Horizon does not conform to the Specifications or was not manufactured in accordance with the applicable Regulatory Approvals and cGMP, the cost, including Horizon's reasonable out-of-pocket expenses, of any such recall shall be borne by AHP. Horizon shall pay all costs, including AHP's reasonable out-of-pocket expenses, associated with a recall for any other reason, including without limitation, recalls (i) caused by actions of Third Parties occurring after such Product is sold by Horizon, (ii) due to packaging or label defects for which Horizon has responsibility or (iii) due to any other breach by Horizon of its duties under this Agreement.

         9.2 NOTICE OF EVENTS THAT MAY LEAD TO PRODUCT RECALL. Each Party shall keep the other fully and promptly informed of any notification, event or other information, whether received directly or indirectly, which might affect the marketability, safety or effectiveness of Products or might result in a recall of Products by the FDA.

         9.3 RECALL DUE TO BREACH BY AHP. In the event of any recall for which AHP would be responsible for the costs in accordance with Section 9.1 hereof, AHP shall, at the election of Horizon either:

                  (a) supply Products, without charge to Horizon, in an amount sufficient to replace the amounts of Products recalled, or

                  (b) refund to Horizon or give credit to Horizon against outstanding receivables due from Horizon for the price of Products to be delivered to Horizon in the future, in amounts equal to the price paid by Horizon to AHP for Products so recalled plus the reasonable transportation costs incurred by Horizon and not recovered by Horizon in respect of such recalled Products.

                  In addition, if, as a direct result of any recall for which AHP would be responsible for the costs in accordance with
                  Section 9.1 hereof, Horizon's aggregate sales of Products in any consecutive thirty (30) day period fall below fifty percent (50%) of Horizon's average monthly sales of Products for the preceding six (6) months, then Horizon may postpone payment of the first and second payments following the recall otherwise due and payable under Section 4.1(ii) of the License agreement for six (6) months, after which Horizon shall resume making such payments, including immediate payment of the two postponed payments.

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

         9.4 DEFINITION OF RECALL. For Purposes of this Article 9, "recall" shall mean any action by Horizon and its Affiliates, or AHP and its Affiliates, to recover title or possession or halt distribution, prescription or consumption of Products sold or shipped to Third Parties. The term "recall" also applies to Product which would have been subject to recall if it had been sold or shipped.

         9.5 SURVIVAL OF OBLIGATIONS. The provisions and obligations of this Article 9 shall survive any termination of this Agreement.

10.      TERM AND TERMINATION.

         10.1 TERM. This Agreement shall become effective upon the Effective Date of the License Agreement and, unless earlier terminated as provided below, shall remain in full force and effect for a period ending on the second (2nd) anniversary of the Effective Date (the "Term"). Thereafter, the term of this Agreement may be extended by Horizon on six (6) months' prior written notice for up to six (6) additional months provided that the Parties agree upon all terms and conditions of such extension not later than the expiration of the Term. The Supply Price would be negotiated but shall not be less than AHP's Fully Absorbed Cost plus a [***] percent [***] mark-up. If the Parties have not extended the term of this Agreement or signed a new supply agreement before the expiration of the Term, AHP shall have no obligation to supply Horizon with any Product after expiration of the Term. Upon expiration or termination of this Agreement for any reason, all unpaid amounts due pursuant to Section 5.1 shall become immediately due and payable.

         10.2 TERMINATION BY AHP. AHP may terminate this Agreement, except as limited hereinafter, immediately upon written notice, in the event

                  (a) Horizon fails to make any payment due and owing within thirty (30) days after notice thereof from AHP that such payment has not been made by Horizon by the date specified in Section 5.3; or

                  (b) Horizon commits a breach of any material provision of this Agreement which breach remains uncured for sixty (60) days, measured from the date written notice of such breach is given to Horizon, or if such breach is not susceptible of cure within such sixty (60) day period and Horizon uses good faith efforts to cure such breach, for one hundred eighty
                           (180) days after written notice to Horizon; or

`                 (c)      the License Agreement is terminated for any reason,
                           other than AHP's breach of the License Agreement, prior to the expiration of the Term of this Agreement.

         10.3 TERMINATION BY HORIZON. Horizon may terminate this Agreement, in whole or with regard to a specific Product as applicable, immediately upon written notice in the event (a) AHP commits a breach of any material provision of this Agreement, which is not cured within thirty (30) days in case of a failure to make any payment due and owing; or (b) AHP commits a breach of any material provision of this Agreement which breach remains uncured for sixty (60) days, measured from the date written notice of such breach is given to AHP, or if such breach is not susceptible of cure within such sixty (60) day period and AHP uses good faith efforts to cure such breach, for one hundred eighty (180) days after written notice to AHP; or (c) the License Agreement is terminated for any reason other than Horizon's breach of the License Agreement prior to the expiration of the Term of this Agreement.

         10.4 INSOLVENCY. Either party may terminate this Agreement upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party, or in the event a receiver or custodian is appointed for such party's business, or if a substantial portion of such Party's business is subject to attachment or similar process; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the proceeding is not dismissed within ninety (90) days after the filing thereof.

         10.5 EFFECT OF TERMINATION. Upon termination or expiration of this Agreement, except in the event of termination of the Agreement by AHP pursuant to Sections 10.2 or 10.4, AHP shall have the obligations set forth in Sections 4.1 and 4.2. If AHP terminates this Agreement pursuant to either Section 10.2 or 10.4, the obligations set forth in Sections 4.1 and 4.2 hereof shall survive termination if Horizon has made or accelerates payment of all payments to AHP required under
                  Section 4.1 of the License Agreement, and otherwise the obligations under Sections 4.1 and 4.2 hereof shall not survive termination. In the event that Horizon terminates this Agreement pursuant to Section 10.3 hereof because of a failure to supply Product to Horizon which failure to supply results in an uncured breach of this Agreement by AHP, Horizon shall thereafter be permitted to manufacture Product either directly or through a Third Party and the transfer of manufacturing Know-How under Section 4.1 shall be accomplished as soon as practicable, but in no event more than thirty (30) days, after this Agreement is so terminated and the reasonable out-of-pocket costs incurred by the Parties in transferring such Product manufacturing responsibilities from AHP to either Horizon, its Affiliates or a Third Party shall be borne by AHP.

         10.6 ACCRUED OBLIGATIONS. Termination of this Agreement for any cause shall not release either Party from any obligation theretofore accrued.

         10.7 NO WAIVER. The failure on the part of either Party to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time thereafter.

         10.8 OUTSTANDING ORDERS. Upon termination of this Agreement for any reason other than pursuant to Sections 10.2 or 10.5 hereof, AHP shall fill all outstanding purchase orders of Horizon or its Affiliates for the Products, unless otherwise instructed by Horizon.

         10.9 BULK SUBSTANCE. To the extent permitted under the supply agreement planned to be entered into between AHP and its supplier of Substance (the "Bulk Substance Supply Agreement"), AHP will use commercially reasonable efforts to have such supplier enter into a direct supply agreement for Substance with Horizon upon expiration of this Agreement, on the same terms and conditions, including price, as the Bulk Substance Supply Agreement. AHP shall not be required, as part of its commercially reasonable efforts, to pay any money or provide any other form of consideration to such supplier. Upon expiration of this Agreement, if such direct supply agreement is not entered into, AHP and Horizon will cooperate in a mutually agreeable arrangement under which to the extent feasible Horizon would obtain the benefits and assume the obligations of AHP under the Bulk

                  Substance Supply Agreement as it relates to Substance, including subcontracting to Horizon, or under which AHP would enforce for the benefit of Horizon, with Horizon assuming AHP's obligations, any and all rights of AHP against such supplier. The purpose of such an arrangement would be for Horizon to obtain price, quantity, destination and delivery date terms comparable to AHP's rights under the Bulk Substance Supply Agreement.

         10.10 SURVIVAL. Subject to Section 10.5 hereof, the following provisions shall survive expiration or termination of this
                  Agreement: Sections 2.8, 3.3, 4.1, 4.2, 4.3, 5.4, 10.9,
                  10.10, 12.6 and 12.7 and Articles 8, 9 and 11.

11.      CONFIDENTIALITY.

         11.1 NONDISCLOSURE OBLIGATION. Each of Horizon and AHP shall use only in accordance with this Agreement and shall not disclose to any Third Party any information including, without limitation, Know-How, received by it from the other Party (the "Information"), without the prior written consent of the other Party. The foregoing obligations shall survive the expiration or earlier termination of the last of the Transaction Agreements to so expire or to be so terminated for a period of five (5) years. These obligations shall not apply to Information that:

                           (i) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by business records;

                           (ii) is at the time of disclosure or thereafter becomes published or otherwise part of the public domain without breach of this Agreement by the receiving Party;

                           (iii) is subsequently disclosed to the receiving Party by a Third Party who has the right to make such disclosure;

                           (iv)     is developed by the receiving Party
                                    independently of the Information received from the disclosing Party and such independent development can be documented by the receiving Party; or

                           (v) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by a Party, provided that notice is promptly delivered to the other Party in order to provide an opportunity to seek a protective order or other similar order with respect to such Information and thereafter the disclosing Party discloses to the requesting entity only the minimum Information required to be disclosed in order to comply with the request, whether or not a protective order or other similar order is obtained by the other Party.

         11.2 PERMITTED DISCLOSURES. Information may be disclosed to employees, agents, consultants, sublicensees or suppliers of the recipient Party or its Affiliates, but only to the extent required to accomplish the purposes of this Agreement and only if the recipient Party obtains prior agreement from its employees, agents, consultants, sublicensees, suppliers or Third Party manufacturers to whom disclosure is to be made to hold in confidence and not make use of such Information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents, consultants, sublicensees, suppliers or Third Party manufacturers do not disclose or make any unauthorized use of the Information.

         11.3 DISCLOSURE OF AGREEMENT. Neither Horizon nor AHP shall release to any Third Party or publish in any way any non-public information with respect to the terms of this Agreement or concerning their cooperation without the prior written consent of the other, which consent will not be unreasonably withheld or delayed, provided, however, that either Party may disclose the terms of this Agreement to the extent required to comply with applicable laws, including, without limitation, the rules and regulations promulgated by the United States Securities and Exchange Commission, provided, however, that prior to making any such disclosure, the Party intending to so disclose the terms of this Agreement shall (i) provide the nondisclosing Party with written notice of the proposed disclosure and an opportunity to review and comment on the intended disclosure which is reasonable under the circumstances and (ii) shall seek confidential treatment for as much of the disclosure as is reasonable under the circumstances, including, without limitation, seeking confidential treatment of any information as may be requested by the other Party. Notwithstanding any other provision of this Agreement, each Party may disclose the terms of this Agreement to lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party either (i) upon the written consent of the other Party or
                  (ii) if the disclosing Party uses reasonable efforts to obtain a signed confidentiality agreement with such financial institution with respect to such information on terms substantially similar to those contained in this Article 11.

         11.4 PUBLICITY. Subject to Section 11.3, all publicity, press releases and other announcements relating to this Agreement or the transactions contemplated hereby shall be reviewed in advance by, and shall be subject to the approval of, both Parties. The Party responding to a request for such approval shall respond to the other Party in writing within five (5) days of such request.

         11.5 WAIVER. AHP agrees that, upon AHP and its supplier of Substance entering into the Bulk Substance Supply Agreement, AHP shall waive its rights under the Confidentiality Agreement among AHP, Horizon, EJ Financial and Mikart, the License Agreement and this Agreement to the extent such agreements prohibit Horizon from communicating with such supplier and entering into agreement(s) regarding the Substance with such supplier.

12.      MISCELLANEOUS.

         12.1 FORCE MAJEURE. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control (including, without limitation, AHP's inability to obtain, from a Third Party, sufficient quantities of the raw materials needed for the manufacture of Substance to meet its manufacturing obligations hereunder) which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all Commercially Reasonable Efforts to resume performance of its obligations as soon as practicable.

         12.2     ASSIGNMENT.

                  12.2.1 ASSIGNMENT BY HORIZON. Horizon may assign any or all of its right or obligations under this Agreement in the Territory to any of its Affiliates, for so long as they remain Affiliates. In addition, Horizon may assign any or all of its rights or obligations under this Agreement in the Territory in conjunction with a merger or acquisition of Horizon. Horizon may not otherwise assign any of its rights or obligations under this Agreement without AHP's prior written consent, which consent shall not be unreasonably withheld. AHP shall respond to such requests by Horizon for assignment within thirty (30) days from such request. Any permitted assignment shall not relieve Horizon of its responsibilities for performance of its obligations under this Agreement.

                  12.2.2 ASSIGNMENT BY AHP. AHP may assign any or all of its rights or obligations under this Agreement to any of its Affiliates or to any Third Party, provided, however, that AHP may assign all or part of its obligations to a Third Party only after receiving Horizon's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, further, that such assignment shall not relieve AHP of its responsibilities for performance of its obligations under this Agreement. Notwithstanding the foregoing, Horizon's consent shall not be required for any assignment made by AHP in connection with a merger or similar reorganization of AHP or its parent company or the sale of all or substantially all of AHP's or AHP's parent company's pharmaceutical assets.

                  12.2.3 BINDING NATURE OF ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 12.2 shall be void.

         12.3 NO WAIVER. The failure of either Party to require performance by the other Party of any of that other Party's obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation or warranty hereof.

         12.4 SEVERABILITY. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Agreement to be excessive, or invalid, void or unenforceable, the offending term or provision shall be deleted or revised to the extent necessary to be enforceable, and, if possible, replaced by a term or provision which, so far as practicable, achieves the legitimate aims of the Parties.

         12.5 RELATIONSHIP BETWEEN THE PARTIES. Both Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one party for the act or failure to act of the other Party. Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

         12.6     CORRESPONDENCE AND NOTICES.

                  12.6.1 ORDINARY NOTICES. Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement shall be delivered by hand, sent by facsimile, overnight courier or by airmail to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

                  12.6.2 EXTRAORDINARY NOTICES. Extraordinary notices and communications (including, without limitation, notices of termination, force majeure, material breach, change of address) shall be in writing and sent by prepaid registered or certified air mail, or by facsimile confirmed by prepaid registered or certified air mail letter, and shall be deemed to have been properly served to the addressee upon receipt of such written communication.

                  12.6.3 ADDRESSES. In the case of Horizon, the proper address for communications and for all payments shall be:

                                    Horizon Pharmaceutical Corporation
                                    660 Hembree Parkway, Suite 106
                                    Roswell, Georgia  30076
                                    Attn:  Mr. Brent Dixon
                                    Fax:  (770) 442-9594

                           and in the case of AHP, the proper address for communications and for all payments shall be:

                                    Wyeth-Ayerst Laboratories
                                    555 Lancaster Avenue
                                    St. Davids, Pennsylvania  19087
                                    Attn:  Senior Vice President, Global
                                           Business Development
                                    Fax:  (610) 688-9498

                           with a copy to:

                                    American Home Products Corporation
                                    5 Giralda Farms

                                    Madison, New Jersey  07940
                                    Attn: Senior Vice President and General
                                          Counsel
                                    Fax: (973) 660-7156

         12.7 CHOICE OF LAW. This Agreement is subject to and governed by the laws of the State of Delaware, excluding its conflict of law provisions.

         12.8 ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the other Transaction Agreements and the Confidential Disclosure Agreement between AHP and E.J. Financial Enterprises Inc. (an equity holder in Horizon) dated April 28, 1998, and all the covenants, promises, agreements, warranties, representations, conditions and understandings contained herein and therein sets forth the complete, final and exclusive agreement between the Parties and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in the Transaction Agreements. No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. No understanding, agreement, representation or promise, not explicitly set forth herein, has been relied on by either Party in deciding to execute this Agreement.

         12.9 HEADINGS. The headings and captions used in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

         12.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which shall constitute together the same document.

         12.11 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement including, without limitation, any filings with any antitrust agency which may be required.

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date set forth below.


AMERICAN HOME PRODUCTS CORPORATION          HORIZON PHARMACEUTICAL CORPORATION


By:                                         By:
   ---------------------------------           ---------------------------------
Name:                                       Name:
     -------------------------------             -------------------------------
Title:                                      Title:
      ------------------------------              ------------------------------

                                  SCHEDULE 1.19

                                 SPECIFICATIONS



         PRODUCT SPECIFICATIONS ARE SET FORTH ON THE FOLLOWING 22 PAGES

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

                           GENERAL PRODUCT INFORMATION



LABEL CLAIM:                                         Glycopyrrolate,  [***]

DOSAGE FORM:                                         [***]

LOT SIZE:                                            [***]

PACKAGE SIZE:                                        [***]

PRODUCT CODE:                                        7824

NDA NO.:                                             [***]

RX OR OTC:                                           Rx

OFFICIAL NF OR USP:                                  [***]

DEA CLASS:                                           [***]

FORM 6 NO.:                                          [***]

EXPIRATION DATE:                                     3 years

MFD. BY:                                             A. H. Robins Company

                                TABLE OF CONTENTS

PAGE 2 - GENERAL PRODUCT INFORMATION

PAGE 3 - IN-PROCESS - DURING COMPRESSION

PAGE 7 - BULK FINISHED PRODUCT - AFTER COMPRESSION

PAGE 17 - REGULATORY SPECIFICATIONS AND METHODS

PAGE 19 - PACKAGED PRODUCT SPECIFICATIONS AND TEST PROCEDURES

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED





                                AFTER COMPRESSION

SAMPLING

This sample is the composite of in-process samples collected during the compression of the lot and shall consist of at least [***] tablets.

TESTS

         Description
         ------------

                  Specification:            A white, round, flat-face, beveled-edge, compressed tablet, [***] mm in diameter and [***] mm thick.  One side is engraved [***] - 7824, the obverse side is scored.  Odor shall be characteristic of product.

                  Test:                     [***]

         Weight (Average of [***] Tablets)
         ---------------------------------

                  Specification:            Theoretical average weight          [***]
                                            Acceptable range                    [***]

                  Test:                     Record the average tablet weight of [***] tablets as determined from
                                            [***].

         Dissolution - Glycopyrrolate
         ----------------------------

                  Specification:            [***]

                  Principle                 [***]

                  Reagants                  [***]

                  Calculation               [***] glycopyrrolate [***]

Discussion

Start-up and Shut-down of System

Assay-Glycopyrrolate

         [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




                  Specification:            [***]

                  Reagants:                 [***]


                                            glycopyrrolate  [****]

                                            glycopyrrolate  [****]


                  Procedure                 [***]

                  Calculation               [***]  glycopyrrolate  [****]


                                            [***]

                  Calculation               [***] glycopyrrolate [****]

                  Calculation               [***] glycopyrrolate [***]


         Discussion

         Start-up and Shut-down of System


         Assay - Glycopyrrolate


                  Specification:            [***]

                  Reagents                  [***]

                                            glycopyrrolate [****]

                                            glycopyrrolate [****]

                  Procedure                 [***]

                  Calculation               [***] glycopyrrolate [****]




         Glycopyrrolate Identification

         [****]  glycopyrrolate [****]

Uniformity of Dosage Units

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




         Method:                    [***]

         Specification:             [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED



         Test:                              [***]

                           Principles       [***]

                           Apparatus        [***]


                           Reagents         [***]

                                            gylcopyrrolate [****]

                           Procedure        1.       [***]
                                            2.       [***]
                                            3.       [***]

                           Calculation               [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED


            BULK FINISHED PRODUCT SPECIFICATIONS AND TEST PROCEDURES



                      [****] GLYCOPYRROLATE ROBINS PRODUCT



                              PRODUCT GRAPH OMITTED

                           PRODUCT SCAN GRAPH OMITTED

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




ACCEPT/REJECT

[***]

1.       [***]

2.       [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




INSPECTION

During the packaging of the product at A. H. Robins Company, the following [***].

PRODUCT IDENTIFICATION

[***]

SHELF SAMPLE

[***]

NET CONTENTS OF CONTAINERS

         Specification:           [***]

         Test:                    [***]

BOTTLES AND CAPS

         Specification:           Complies with standard

         Test:                    Each bottle sampled shall be examined for the
                                   following:

                                  1.       [***]
                                  2.       [***]
                                  3.       [***]
                                  4.       [***]
                                  5.       [***]
                                  6.       [***]
                                  7.       [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




LABELS
         Specification:                     Complies with standard

         Test:                              The label of each bottle sampled shall be examined for the following:

                                            1.       [***]
                                            2.       [***]
                                            3.       [***]
                                            4.       [***]
                                            5.       [***]

CARTONS

         Specification:                     Complies with standard

         Test:                              Each carton sampled shall be examined for the following:

                                            1.       [***]
                                            2.       [***]
                                            3.       [***]
                                            4.       [***]
                                            5.       [***]

INSERTS

         Specification:                     Complies with standard

         Test:                              The insert of each bottle sampled shall be examined for the following:

                                            1.       [***]
                                            2.       [***]
                                            3.       [***]
                                            4.       [***]

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED




STANDARDS

[***] by the A.H. Robins Company. [****] by the A.H. Robins Company [****]

ACCEPT/REJECT

[***]

1.       [***]

2.       [***]

Specification Approved                               May, 1990

Robert W. Alexander, Jr.                       A. Edwin Martin
Director, Quality Assurance                    Vice President, GMP
A. H. Robins Company                           A. H. Robins Company


--------------------------------               --------------------------------

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED





                                     GRAPHIC
                                    WHITEHALL
                                     ROBINS


                                WHITEHALL ROBINS
                      ANALYTICAL DEVELOPMENT - TEST METHOD


Method:                    [***] Glycopyrrolate [****] Glycopyrrolate


WH#/Product:               [***]

Method#:                   [***]

Date:

Supersedes:                [***]

Developed by:              [***]

Checked by:

Reviewed by:

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED



-------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                                       Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------

COMPOSITE ASSAY FOR GLYCOPYRROLATE                            [***]

Reagents

Glycopyrrolate - Whitehall Robins [***]

Apparatus

[***]

Preparation of Standard Solution

NOTE:  Prepare this solution fresh daily.

1.       [***]

2.       [***]

3.       [***]

4.       [***]


                                     1 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED


-------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
-------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                     Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------

Preparation of Sample Solution

1.       [***] glycopyrrolate [****] glycopyrrolate [***]

2.       [***]

3.       [***]

4.       [***]

5.       [***]

Procedure

1.       [***]

2.       [***]

3.       [***]

4.       [***]

5.       [***]


                                     2 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------
                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                    Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------

6.       [***]

7.       [***] glycopyrrolate [****]

Manual Calculations
[***] glycopyrrolate [****]
      glycopyrrolate [****]

                                     3 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                      Date:    [***]

Method#: [***]                                           Supersedes:      [***]





                            PRODUCT EQUATION OMITTED






where:

         Au       =        absorbance of sample
         As       =        absorbance of standard
         Ws       =        weight of standard, in mg
         n        =        number of tablets used

CONTENT UNIFORMITY FOR GLYCOPYRROLATE       [***]

Reagents

Refer to section under [***]Glycopyrrolate".

Apparatus

Refer to section under [***]Glycopyrrolate."

Preparation of Standard Solution

Refer to section under [***]Glycopyrrolate."


                                     4 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED



--------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                       Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------

Preparation of Sample Solution

1.       [***]

2.       [***]

3.       [***]

4.       [***]

Procedure

Refer to section under [***]Glycopyrrolate."

Manual Calculations

[***] glycopyrrolate [****]

For [***] tablets:


                            PRODUCT EQUATION OMITTED

                                     5 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

            BULK FINISHED PRODUCT SPECIFICATIONS AND TEST PROCEDURES


--------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                     Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------


                            PRODUCT EQUATION OMITTED







For [****] tablets:

                            PRODUCT EQUATION OMITTED


                                     6 of 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

            BULK FINISHED PRODUCT SPECIFICATIONS AND TEST PROCEDURES

--------------------------------------------------------------------------------
GRAPHIC                    ANALYTICAL DEVELOPMENT - TEST METHOD
--------------------------------------------------------------------------------

                     Robinul Tablets, Robinul Forte Tablets
WH#:     [***]                       Date:    [***]

Method#: [***]                                           Supersedes:      [***]
--------------------------------------------------------------------------------


                            PRODUCT EQUATION OMITTED








where:

         Au       =        absorbance of sample
         As       =        absorbance of standard
         Ws       =        weight of standard, in mg




                                     7 OF 7

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

            BULK FINISHED PRODUCT SPECIFICATIONS AND TEST PROCEDURES


                                  SCHEDULE 5.1

                             INITIAL PURCHASE PRICES


Product           Strength          Package Size            AHP NDC#               Initial Purchase Price
-------           ---------         ------------            --------               ----------------------
Robinul tablets   1 mg              bottles of 100          7824-63                       $ [***]
Robinul tablets   2 mg              bottles of 100          7840-63                       $ [***]
Robinul tablets   2 mg                 bulk                   N/A                         $ [***] per [***]
Robinul tablets   2 mg                 bulk                   N/A                         $ [***] per [***]

                                    EXHIBIT G

                               PENDING LIABILITIES

1. The following civil actions are pending with respect to AHP's sale of the Product in the Territory:

                  Shimshock v. Truta, et al., Superior Court of California, County of San Mateo, No. 400614